Exhibit 10.1
FOR IMMEDIATE RELEASE

January 24, 2001

                              NDC AUTOMATION, INC.
                     ANNOUNCES RECEIPT OF PURCHASE ORDER FOR
                           LASER GUIDED VEHICLE SYSTEM

         Charlotte, NC, January 24, 2001, NDC Automation, Inc. (OTC Bulletin Board "AGVS.OB") www.ndca.com announces receipt of a purchase order, from an automobile manufacturer, for a turnkey Lazerway(R) LGVS (Laser Guided Vehicle System) to be installed in North America. The order totaling approximately $800,000, includes vehicles, controls hardware and software, engineering services and related equipment.

         NDC Automation, Inc. provides an integrated package of controls technology and related products for creating and servicing Automatic Guided Vehicle Systems (AGVS). Additionally, NDCA provides turnkey AGVS solutions to end-users and to system integrators. NDC's controls, hardware and software, are designed for optimal flexibility and accuracy and are well suited for a broad range of vehicle types.

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For further information contact:

Claude Imbleau, Chief Operating Officer, CFO
704/362-1115